UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Company)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201,	KY1-9006
42 Edward Street, George Town P.O. Box 469	(Zip Code)
Grand Cayman, Cayman Islands
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On June 10, 2024, Oxbridge Re Holdings Limited (the “Company”) issued a Press Release (the “Press Release”), announcing that the Company’s Board of Directors (the “Board”), has initiated a process and formed a Special Committee of the Board (the “Special Committee”) to consider a full range of strategic alternatives for the Company, and/or its Web-3 division subsidiary SurancePlus Holdings Ltd, including a sale, spinout, merger, divestiture, recapitalization, and other strategic transactions, or continuing to operate as a public, independent company.

As part of that process, the Company may retain financial advisors to assist with this strategic review process.

The Company does not intend, assume any obligation, or promise to publicly update or revise any information respecting this strategic review process.

The Press Release is attached hereto and furnished herewith as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K (the “Report”). The description of this strategic review process in this Report is qualified in its entirety by the attached Press Release.

Forward Looking Statements

This Report (including the attached Press Release) contains “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Report (including the attached Press Release) has been filed by the Company with the SEC. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, “Securities Laws”).

All statements (other than those that are purely historical) are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Report (including the attached Press Release) may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”) including but not limited to the impact of the strategic review process or any resulting action or inaction relating to the Company and/or SurancePlus Holdings Ltd., the impact of adding new directors to the Board, the potential negative effects of any stock issuance and/or payment, the Company’s cash flow or financial condition, or the pursuit or achievement of the Company’s corporate objectives.

You should carefully review and consider the Company’s forward-looking statements (including all risk factors and other cautions and uncertainties including in our Form 10-K filed with the U.S. Securities and Exchange Commission on March 26, 2024) and other information made, contained or noted in or incorporated by reference into this Report (including the attached Press), but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “ Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Company’s current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company’s control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company’s securities.

These forward-looking statements reflect the Company’s Expectations, views, Risks and assumptions only as of the date of this Report (including the attached Press Release), and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

* * *

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 10, 2024 Announcing Evaluation of Strategic Alternatives, as furnished herewith.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: June 10, 2024	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and
Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.